UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 15, 2004

(Date of Report—Date of Earliest Event Reported)

D.R. Horton, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14122	75-2386963

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006

(Address of Principal Executive Offices)

(817) 856-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits:

	99.1	Press Release dated April 15, 2004 related to the Company’s second quarter net income and other financial results for the second quarter ended March 31, 2004 and related to the Company’s increase in fiscal year 2004 guidance.

Item 12.	Results of Operations and Financial Condition.

     On April 15, 2004, D.R. Horton, Inc. issued a press release announcing its second quarter net income and other financial results for the second quarter ended March 31, 2004 and raising its fiscal year 2004 guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety by reference into this Item 12.

     The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2004

D. R. Horton, Inc.
By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press Release dated April 15, 2004 (filed with this report).